SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                   Form 8-K/A

                          AMMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    January 14, 1997
                                                -------------------------



                         Champion Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         UTAH                            0-19499              88-0169547
(State of other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)



9495 East San Salvador Drive, Scottsdale, Arizona                 85258
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code            (602) 614-4285
                                                     -----------------------

This document is a copy of the form 8-K/A amendment No. 1 filed on April 1, 1997 pursuant to rule 201 temporary hardship exemption.

Champion Financial Corporation, a Utah Corporation, hereby amends Item 7 of its report on Form 8-K dated January 14, 1997.

Item 7.           Financial Statements

                  (a)      Financial Statements

                           Report of Independent Auditors

                                    Audited Financial Statements

                                    National Property Casualty
                                    Corporation

                                    December 31, 1996

                     National Property Casualty Corporation

                              Financial Statements


                          Year ended December 31, 1996




                                    Contents

Report of Independent Auditors ................................................1

Audited Financial Statements

Balance Sheets ................................................................2
Statements of Operations and Changes in Retained Earnings .....................3
Statements of Cash Flows ......................................................4
Notes to Financial Statements .................................................5

                         Report of Independent Auditors

The Board of Directors
National Property Casualty Corporation

We have audited the accompanying balance sheets of National Property Casualty Corporation as of December 31, 1996 and 1995 and the related statements of operations and changes in retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Property Casualty Corporation at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Phoenix, Arizona
March 6, 1997

                     National Property Casualty Corporation

                                 Balance Sheets

                                                                                            December 31
                                                                                      1996              1995
                                                                                ------------------------------------
Assets
Current assets:
   Cash                                                                              $    4,164       $    1,462
   Accounts receivable, less allowance for doubtful accounts of
     $15,000 in 1996 and $-0- in 1995 (Note 4)                                          218,370           96,686
                                                                                ------------------------------------
Total current assets                                                                    222,534           98,148

Equipment, net (Note 3)                                                                  39,639           19,756
Other                                                                                    10,157            5,539
                                                                                ------------------------------------
Total assets                                                                           $272,330         $123,443
                                                                                ====================================

Liabilities and shareholders' equity
Current liabilities:
   Accounts payable                                                                   $  97,138        $  73,768
   Line of credit (Note 4)                                                               60,000           10,000
   Accrued expenses (Note 5)                                                             73,797           15,087
   Deferred revenue (Note 6)                                                             58,909                -
                                                                                ------------------------------------
Total current liabilities                                                               289,844           98,855

Shareholders' equity:
   Common stock, no par value
     1,000,000 shares authorized, 10,000 shares issued and
       outstanding
                                                                                         10,000           10,000
   Retained earnings (deficit)                                                          (27,514)          14,588
                                                                                ------------------------------------
Total shareholders' equity (deficit)                                                    (17,514)          24,588
                                                                                ------------------------------------
Total liabilities and shareholders' equity                                             $272,330         $123,443
                                                                                ====================================

See accompanying notes.

                     National Property Casualty Corporation

            Statements of Operations and Changes in Retained Earnings


                                                                                      Year Ended December 31
                                                                                      1996              1995
                                                                                ------------------------------------
Revenues:
   Repricing fees                                                                     $1,632,903      $   888,933
   Member fees                                                                           200,012           44,784
                                                                                ------------------------------------
                                                                                       1,832,915          933,717
Cost of sales:
   PPO network fees                                                                      666,305          436,211
   Commissions                                                                           207,741           51,172
                                                                                ------------------------------------
Revenues less cost of sales                                                              958,869          446,334

Expenses:
   Wages and related                                                                     536,127          256,891
   Other operating                                                                       339,719          111,992
   Depreciation                                                                           22,000            6,000
   Interest                                                                                3,125            1,614
                                                                                ------------------------------------
Total expenses                                                                           900,971          376,497

Net income                                                                                57,898           69,837
Retained earnings (deficit) at beginning of year                                          14,588          (55,249)
Distribution to shareholders                                                            (100,000)               -
                                                                                ------------------------------------
Retained earnings (deficit) at end of year                                          $    (27,514)    $     14,588
                                                                                ====================================

See accompanying notes.

                     National Property Casualty Corporation

                             Statement of Cash Flows

                                                                                        Year Ended December 31
                                                                                        1996              1995
                                                                                ------------------------------------
Operating activities
Net income                                                                           $   57,898       $   69,837
Adjustments to reconcile net income to net cash provided by
   operating activities:
     Depreciation                                                                        22,000            6,000
     Changes in operating assets and liabilities:
       Increase in accounts receivable                                                 (121,684)         (96,686)
       Increase in accounts payable                                                      23,370           73,768
       Increase in accrued expenses                                                      58,710           15,087
       Increase in deferred revenue                                                      58,909                -
                                                                                ------------------------------------
Net cash provided by operating activities                                                99,203           68,006

Investing activities
Purchases of equipment                                                                  (41,883)         (21,591)
                                                                                ------------------------------------
Net cash used in investing activities                                                   (41,883)         (21,591)

Financing activities
Increase in other assets                                                                 (4,618)          (4,717)
Increase in line of credit                                                               50,000           10,000
Decrease in shareholder note payable                                                          -          (50,236)
Distribution to shareholders                                                           (100,000)               -
                                                                                ------------------------------------
Net cash used in financing activities                                                   (54,618)         (44,953)
                                                                                ------------------------------------
Net increase in cash                                                                      2,702            1,462
Cash at beginning of year                                                                 1,462                -
                                                                                ------------------------------------
Cash at end of year                                                                 $     4,164      $     1,462
                                                                                ====================================

Supplemental financial disclosure
Interest paid                                                                       $     3,125      $     1,614

See accompanying notes.

                     National Property Casualty Corporation

                          Notes to Financial Statements

                                December 31, 1996

1. Description of Business

National Property Casualty Corporation (the Company) began operations in September 1994, and provides management of health care services and workers' compensation claims for property and casualty companies. The Company also operates a point of sale vision care program, First American Vision Services
(FAVS), which permits members to purchase eye wear at a reduced price from its vision network providers, and a chiropractic network designed to assist property and casualty insurance companies in the reduction of costs associated with soft tissue claims.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Repricing Fees

Repricing fees are based on a percentage of the medical savings generated from medical and workers compensation claims managed by the Company.

Equipment

Equipment is stated at cost.  Depreciation  is computed  using the straight line
method  over  the  estimated   useful  life  of  the  respective   assets  which
approximates three to five years.

Revenue

Revenue is concentrated from four major customers who contributed the following proportions to repricing fees in 1996:

          Employers Health Insurance                              27%
          State Farm Insurance                                    21
          Health Claim Services                                   14
          Prudential Property and Casualty                        11

                     National Property Casualty Corporation

2. Significant Accounting Policies (continued)

Income Taxes

The Company elected and has been granted S Corporation status under the regulations of the Internal Revenue Service. Consequently, the Company's taxable income is passed through to its shareholders, and the accompanying financial statements do not reflect a provision for income taxes or deferred tax assets or liabilities.

3. Equipment

A summary of equipment by major classification, at of December 31, follows:

                                                        1996            1995
                                                   -------------- --------------

          Furniture and fixtures                      $  5,973      $   5,973
          Equipment                                     61,722         19,839
                                                   -------------- --------------
                                                        67,695         25,812
          Accumulated depreciation                     (28,056)        (6,056)
                                                   -------------- --------------
                                                      $ 39,639      $  19,756
                                                   ============== ==============

4. Line of Credit

In 1996, the Company maintained a line of credit with a financial institution of which $60,000 was outstanding as of December 31, 1996. The line of credit bears interest at prime plus 2 percent and matures on May 1, 1997. The line is collateralized by the Company's accounts receivable and is guaranteed by the Company's shareholders.

5. Accrued Expenses

A summary of accrued expenses at December 31, follows:

                                                         1996          1995
                                                   -------------- --------------

          Payroll                                    $  23,163      $  10,686
          Commission                                    26,227              -
          Paid time off                                 10,000              -
          Other                                         14,407          4,401
                                                   ============== ==============
                                                     $  73,797      $  15,087
                                                   ============== ==============

                     National Property Casualty Corporation

6. Deferred Revenue

The Company receives annual membership fees through contracts entered into with the FAVS program. The membership fees are received at the inception of the annual contracts, and revenue is deferred and recognized over the life of the contracts, on a straight line basis.

7. Related Party Transactions

In 1996, the Company made lease payments totaling $14,310 on behalf of a company which is wholly owned by a shareholder of the Company, and $11,133 on behalf of a shareholder of the Company.

8. Commitments and Contingencies

Leases

Future minimum lease payments at December 31, 1996, by year and in the aggregate, under noncancelable operating lease arrangements with initial or remaining terms of one year or more consist of the following:

         1997                                         $127,884
         1998                                          127,884
         1999                                           42,628
                                                  ---------------
                                                      $298,396
                                                  ===============

Amounts charged to expense for operating leases totaled $73,252 in 1996 and $13,505 in 1995.

9. Subsequent Event

Effective January 1, 1997, the outstanding stock of the Company was merged into National Health Benefits and Casualty Corporation, a Nevada Corporation, owned by the same shareholders of the Company.

Effective January 14, 1997, all of the outstanding stock of National Health Benefit and Casualty Corporation was acquired by Champion Financial Corporation.

                  (b)      Pro Forma Financial Information

                           Unaudited Pro Forma Condensed Combined Statements of Operations

         On January 14, 1997, Champion Financial Corporation or the ("Company") acquired 100% of the outstanding common stock of National Health Benefits &
Casualty Corporation ("NHBC"). Prior to the acquisition, National Property Casualty Corporation ("NPCC"), a subchapter S. Corporation was merged into NHBC as of January 1, 1997. NHBC was organized as a Delaware Corporation in July 1996. The sole stockholders of NHBC are the sole shareholders of NPCC. There were no operations of NHBC until January 1, 1997, when NPCC was merged into NHBC. The following Unaudited Pro Forma Condensed Combined Statements of Income and Unaudited Pro Forma Condensed Balance Sheet have been prepared as if the Acquisition of NHBC and merger of NPCC had been consummated at the beginning of the period presented.

         The pro forma information is based on the historical statements of operations of the acquired business giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments described in the accompanying notes.

         The Unaudited Pro Forma Condensed Combined Financial Statements do not purport to present the financial condition and results of operations of the company had the business combination taken place on the date specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               DECEMBER 31, 1996


                                                                                            Unadjusted                    Combined
                                                    CFC           NPCC          NHBC           Total       Adjustments      Total
                                                    ----------    ----------    ---------   ----------    -----------    ----------
Assets

Current Assets
  Cash                                                            $    4,164                $    4,164                   $    4,164
  Prepaid Expenses                                                                                   0                            0
  Accounts Receivable                                                218,370                   218,370                      218,370
                                                    ----------    ----------    ---------   ----------    -----------    ----------
Total Current assets                                         0       222,534            0      222,534              0       222,534

Property and Equipment
  Office furniture and equipment                        80,629        67,695                   148,324                      148,324
  Less: Accumulated depreciation                       (15,975)      (28,056)                  (44,031)                     (44,031)
                                                    ----------    ----------    ---------   ----------    -----------    ----------
    Net Property and Equipment                          64,654        39,639            0      104,293              0       104,293

Other Assets
  Loan receivable and investments                        4,400                                   4,400                        4,400
  Security Deposits                                                   10,157                    10,157                       10,157
  Organizational costs                                                              1,100        1,100                        1,100
  Pre-acquisition costs                                113,952                                 113,952                      113,952
  Assembled and trained work force                                                                      B)    100,000       100,000
  Goodwill                                                                                              B)  1,400,778     1,400,778
                                                    ----------    ----------    ---------   ----------    -----------    ----------
    Total Other Assets                                 118,352        10,157        1,100      129,609      1,500,778     1,630,387

Total Assets                                        $  183,006    $  272,330    $   1,100   $  456,436    $ 1,500,778    $1,957,214
                                                    ==========    ==========    =========   ==========    ===========    ==========


Liabilities and shareholders' equity
Current liabilities:
  Accounts Payable                                  $  148,230    $   97,138                   245,368                   $  245,368
  Due to NPCC                                                                         100          100  A)       (100)            0
  Current portion of note payable- related party         8,709                                   8,709                        8,709
  Accrued expenses                                                    31,907                    31,907                       31,907
  Income tax payable                                                                                    D)     54,000        54,000
  Payroll taxes payable                                               23,163                    23,163                       23,163
  Line of credit                                                      60,000                    60,000                       60,000
                                                    ----------    ----------    ---------   ----------    -----------    ----------
Total Current liabilities                              156,939       212,208          100      369,247         53,900       423,147

Long Term Debt
  Long-term portion of note payable-related party       15,631             0                    15,631              0        15,631
                                                    ----------    ----------    ---------   ----------    -----------    ----------
Total Liabilities                                      172,570       212,208          100      384,878         53,900       438,778

Shareholders' equity:


  Retained earnings(Deficit)                        (2,577,742)      (85,412)               (2,663,154) B)   (50,122)    (2,713,276)
  Common stock                                           2,819        10,000        1,000       13,819  A)   (10,000)         5,019
                                                                                                     0  B)     1,200
  Additional paid-in capital                         2,584,450                               2,584,450  A)    10,100      4,144,250
                                                                                                     0  B)   (10,100)
                                                                                                     0  B) 1,559,800
  Net Income                                               909       135,534      136,443               D)   (54,000)        82,443
                                                    ----------    ----------    ---------   ----------    -----------    ----------
Total Equity(Deficit)                                   10,436        60,122        1,000       71,558      1,446,878     1,518,436




Total Liabilities & Equity                          $  183,006    $  272,330    $   1,100   $  456,436    $ 1,500,778    $1,957,214
                                                    ==========    ==========    =========   ==========    ===========    ==========

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                               DECEMBER 31, 1996


                                                                                          Unadjusted      Pro Forma       Combined
                                                 CFC            NPCC           NHBC          Total       Adjustments        Total
                                             -----------    -----------    -----------    -----------    -----------    -----------
Revenues:

  Repricing fees                                            $ 1,632,903                   $ 1,632,903                   $ 1,632,903
  Member fees                                                   258,921                       258,921                       258,921
                                             -----------    -----------    -----------    -----------    -----------    -----------
                                             $         0      1,891,824    $         0      1,891,824           --        1,891,824

Cost of sales:
  PPO network fees                                              666,305                       666,305                       666,305
  Facility refunds                                               34,746                        34,746                        34,746
  Contact lense purchases                                         8,391                         8,391                         8,391
  Commissions                                                   145,877                       145,877                       145,877
                                             -----------    -----------    -----------    -----------    -----------    -----------
Revenues less cost of sales                            0      1,036,505              0      1,036,505           --        1,036,505


Expenses:
  Wages and related                                             570,330                       570,330                       570,330
  Consulting and Professional                     46,311                                       46,311                        46,311
  Occupancy and office expense                     2,328         73,252                        75,580                        75,580
  Other operating                                               233,579                       233,579                       233,579
  Depreciation                                     6,847         22,000         28,847         28,847
  Amortization                                                                                         C)     82,000         82,000
                                             -----------    -----------    -----------    -----------    -----------    -----------
Total expenses                                    55,486        899,161              0        954,647         82,000      1,036,647


Other Income (Expense)

  Forgiveness of debt                             58,087                                       58,087                        58,087
  Interest income                                                 1,315                         1,315                         1,315
  Interest and other investment expense           (1,692)        (3,125)                       (4,817)                       (4,817)
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Net other income                                56,395         (1,810)             0         54,585           --           54,585

                                             -----------    -----------    -----------    -----------    -----------    -----------
Income (Loss) Before Income Taxes                    909        135,534              0        136,443        (82,000)        54,443

  Provision for Income Taxes                                                                           D)     54,000         54,000
                                             -----------    -----------    -----------    -----------    -----------    -----------
  Net Income(Loss)                           $       909    $   135,534    $         0    $   136,443    $  (180,078)   $    (7,596)
                                             ===========    ===========    ===========    ===========    ===========    ===========
  Net Income(Loss) Per Share                                                                                            $     (.003)
                                                                                                                        ===========
  Weighted Average Shares Outstanding                                                                                     2,819,302

Notes to Unaudited Pro Forma Condensed Combined Balance Sheets and Statements of Operations

Note 1            Pro Forma Adjustments

                  a)       On January 1, 1997, NPCC was merged into NHBC.

                  b) On January 14, 1997, Champion Financial acquired 100% of the capital stock in NHBC through an exchange of 2,200,000 shares, $0.001 par value, of Champion stock. The business combination has been accounted for utilizing the purchase method. The NHBC assets acquired and liabilities assumed were recorded at their estimated fair market values. The excess of the purchase price over the fair value of net assets acquired is allocated to goodwill and assembled work force. Goodwill is being amortized over twenty years and the assembled work force is being amortized over five years.

                  c) The excess of $1,500,778 purchase price over the net assets acquired was recorded in the amount of $1,400,778 as goodwill. Such amortization amounts to approximately $70,000 annually, or $67,000 for the nine month period ended December 31, 1996. The remaining excess of $100,000 of the purchase price over the net assets acquired recorded as assembled work force intangible asset being amortized over five years. Such amortization is $20,000 annually, or $15,000 for the nine month period ended December 31, 1996.

                  d) Estimated provision for income taxes related to pro forma adjustments are based on an assumed combined federal and state income tax rate of 40%.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHAMPION FINANCIAL CORPORATION


March 28, 1997                        By  /s/ Paul F. Caliendo
                                        ----------------------------------
                                          Paul F. Caliendo
                                          President and Chief Executive Officer